SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of Earliest Event Reported)         October 4, 1996


   QUADRAX CORPORATION
   (Exact Name of Registrant as Specified in Charter)


   Delaware				                 0-16052			             	    	05-0420158
   (State or             (Commission File Number)           (IRS Employer
    Other Jurisdiction						 			                             Identification
    of Incorporation)                                         No.)


   300 High Point Avenue  Portsmouth, RI                         02871
  (Address of Principal Executive Offices)						                (Zip Code)


  Registrant's telephone number, including area code        (401) 683-6600


                       					Not Applicable
   (Former Name or Former Address, If Changed Since Last Report.)



   ITEM 5.  Other Events

   On October 4, 1996, Registrant issued a press release announcing that it had adjusted the purchase price of common stock acquirable upon the exercise of its Class C Warrants to $3.33 from the previous price of $4.53. The Company also adjusted the number of shares that could be purchased by the exercise of the Class C Warrants to 4.3264 shares per warrant.
   See the Company's press release attached as Exhibit No. 99.1





  	(c)  Exhibits.

	  99.1	 Company's press release dated October 4, 1996.




                                    Signatures

   	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            	Quadrax Corporation




   October 8, 1996                          		/s/ James J. Palermo
       (Date)	                                  		James J. Palermo, Chairman
                                               			and Chief Executive Officer



   October 8, 1996                          		/s/ Edward A. Stoltenberg
        (Date)		                                 	Edward A. Stoltenberg,
                                                  Chief	Financial Officer
                                                  and Principal	Accounting
                                                  Officer